                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                               BRC HOLDINGS, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value
$.10 per share (the "Shares"), of BRC Holdings, Inc., a Delaware corporation
(the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration
Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram or facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                                THE DEPOSITARY:
                          FIRST CITY TRANSFER COMPANY

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
        BY HAND/OVERNIGHT COURIER:                           BY MAIL:
         First City Trust Company                    First City Trust Company
           505 Thornall Street                            P. O. Box 170
                Suite 303                         Iselin, New Jersey 08830-0170
         Edison, New Jersey 08837

                                 BY FACSIMILE:

                                 (732) 906-9269

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to ACS Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Affiliated Computer Services, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated October 23, 1998 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

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
Number of Shares:                         If Shares will be tendered by book-entry
--------------------------------          transfer,
Names(s) of Record Holder(s):             Account Number:
------------------------                  ---------------------------------
----------------------------------------  Signature(s):
                 (PLEASE                  --------------------------------------
PRINT)                                    ----------------------------------------
Certificate Nos. (if available):          Dated:
----------------------------------------  ----------------------------------------
----------------------------------------
Address(es):
--------------------------------------
----------------------------------------
CODE                                 ZIP
Area Code and Tel. No.:
---------------------------
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a commercial bank or trust company or savings institution having an office or correspondent in the United States or a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees or an Agent's Message, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date hereof.

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
Name of Firm:                                  --------------------------------------------
Address:                                       (AUTHORIZED SIGNATURE)
-----------------------------------------      Title:
--------------------------------------------   --------------------------------------------
                                     ZIP CODE  Dated:
Area Code and Tel. No.:                        -------------------------------------------
---------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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